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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
         Check the appropriate box:

     X    Preliminary Information Statement

     X Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

    / /   Definitive Information Statement


        K2 Digital, Inc.
     (Name of Registrant As Specified In Its Charter)

     Payment of Filing Fee (Check the appropriate box):

    / /   No fee required

     X    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1) Title of each class of securities to which transaction applies: Common Stock

     (2)  Aggregate number of securities to which transaction applies:
          16,793,530

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): based upon $0.06 per share which is the average of the bid and asked price as of July 25, 2002.

     (4) Proposed maximum aggregate value of transaction: $1,341,176.70 - $1,007,611.80

     (5)  Total fee paid: $201.52

    / /   Fee paid previously with preliminary materials.


    /X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

                    $268.24
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       (2)  Form, Schedule or Registration Statement No.:

                    Schedule 14C
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       (3)  Filing Party:

                    K2 Digital, Inc.
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       (4)  Date Filed:

                    July 22, 2002
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Item 1. Information Required by Items of Schedule 14A (17 CFR 240.14a-101.)

         See Exhibit 99.1

Item 2. Statement That Proxies Are Not Solicited

         See Exhibit 99.1

Item 3. Interest of Certain Persons in or Opposition to Matters to Be Acted Upon

         See Exhibit 99.1

Item 4. Proposals by Security Holders

         Not applicable

List of Exhibits:

99.1    Information Statement and Notice of Meeting, dated July __, 2002